Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
6.	Income Taxes

The significant components of the Company's income tax expense (benefit) are summarized in the table below (in thousands).

	Years Ended December 31,
	2011	2010	2009
Federal:
Current	$42,609	$54,207	$(6,946)
Deferred	61,055	27,808	78,900

Total federal	103,664	82,015	71,954

State:
Current	(15,697)	26,531	(584)
Deferred	18,104	(7,497)	11,567

Total state	2,407	19,034	10,983

Totals	$106,071	$101,049	$82,937

Reconciliations of the federal statutory rate to the Company's effective income tax rates were as follows:

	Years Ended December 31,
	2011	2010	2009

Federal statutory income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	0.5	4.3	2.9
Noncontrolling interests	(2.9)	(2.3)	(3.8)
Tax credits	—	(2.6)	(0.6)
Other	1.4	0.8	0.5

Totals	34.0%	35.2%	34.0%

Net income attributable to noncontrolling interests, which is not tax-effected in the consolidated financial statements, reduces the Company's effective income tax rates.

Tax-effected temporary differences that give rise to federal and state deferred income tax assets and liabilities are summarized in the table below (in thousands).

	December 31,
	2011	2010
Deferred income tax assets:
Interest rate swap contract	$63,001	$82,777
Accrued liabilities	50,001	41,551
Self-insured liabilities	41,843	31,186
State net operating loss and tax credit carryforwards	37,179	37,048
Other	27,788	29,669

Deferred income tax assets, before valuation allowances	219,812	222,231
Valuation allowances	(22,981)	(16,989)

Deferred income tax assets, net	196,831	205,242

Deferred income tax liabilities:
Property, plant and equipment	(84,587)	(55,021)
Goodwill	(84,101)	(72,494)
Allowance for doubtful accounts	(40,119)	(23,925)
Joint ventures	(234,206)	(201,782)
Deferred gains on the early extinguishment of debt	(13,801)	(13,937)
Convertible debt discount amortization	(3,406)	(4,746)
Deferred revenue	(9,693)	(8,036)
Prepaid expenses	(11,464)	(9,530)

Deferred income tax liabilities	(481,377)	(389,471)

Net deferred income tax liabilities	$(284,546)	$(184,229)

Valuation allowances are the result of state net operating loss carryforwards that management believes may not be fully realized due to uncertainty regarding the Company's ability to generate sufficient future state taxable income. State net operating loss carryforwards aggregated approximately $883 million at December 31, 2011 and have expiration dates through December 31, 2031.

A rollforward of the Company's unrecognized income tax benefits is presented below (in thousands).

	Years Ended December 31,
	2011	2010	2009

Balances at the beginning of the year	$36,129	$34,910	$28,520
Additions for tax positions of the current year	4,434	4,779	7,299
Additions for tax positions of prior years	9,209	3,407	1,736
Reductions for tax positions of prior years	(7,623)	(2,516)	—
Lapses of statutes of limitations	(6,164)	(4,084)	(2,156)
Settlements	(4,470)	(367)	(489)

Balances at the end of the year	$31,515	$36,129	$34,910

Included in the Company's unrecognized income tax benefits at December 31, 2009 was approximately $0.4 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Other than interest and penalties, the disallowance of those deductions in the short-term would not affect the Company's effective income tax rates but would accelerate payments to certain taxing authorities. There were no such unrecognized income tax benefits at December 31, 2011 and 2010.

The Company files numerous consolidated and separate federal and state income tax returns. With a few exceptions, there are no ongoing federal or state income tax examinations for periods before the year ended December 31, 2010. Management does not expect significant changes to the Company's income tax reserves over the next year due to current audits and/or potential statute extensions.

The Company recognizes interest and penalties related to unrecognized income tax benefits in its provision for income taxes. During the years ended December 31, 2010 and 2009, the Company recognized approximately $1.8 million and $1.1 million, respectively, of net interest and penalties expense. The Company recognized a corresponding net benefit of $1.3 million during the year ended December 31, 2011 due to the reversal of certain previously established accrued expense balances. At December 31, 2011 and 2010, the Company had accrued $7.6 million and $8.9 million, respectively, for interest and penalties.

In the normal course of business, there may be differences between the Company's income tax provision for financial reporting purposes and final settlements with taxing authorities. These differences, which principally relate to state income tax matters, are subject to interpretation pursuant to the applicable regulations. Management does not believe that the resolution of these differences will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.